EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of February 14, 2011.

INTERSTATE 15 HOLDINGS, L.P.

By: Interstate 15 Holdings GP, LLC
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Sole and Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

INTERSTATE 15 HOLDINGS GP, LLC

By: Oaktree Capital Management, L.P.
Its: Sole and Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

Signature Page to Joint Filing Agreement

OAKTREE HOLDINGS, INC.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

Signature Page to Joint Filing Agreement